John Hancock High Yield Fund

Supplement dated January 3, 2014 to the current Prospectuses and

Statement of Additional Information

The following information supplements and supersedes any information to the contrary relating to John Hancock High Yield Fund, a series of John Hancock Bond Trust (the “Fund”), contained in the current Prospectus and Statement of Additional Information.

Effective January 3, 2014, the Fund is changing its name to John Hancock Focused High Yield Fund. Accordingly, all references to John Hancock High Yield Fund will be changed on January 3, 2014, to reflect the Fund’s new name. The Fund’s investment objective and investment strategies will not change in connection with the Fund’s name change.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference.